UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2011
TELEFLEX INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-5353	23-1147939

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 South Limerick Road, Limerick, Pennsylvania	19468

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (610) 948-5100
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
With the recent divestiture of its Marine business, and as part of its ongoing efforts to consolidate its executive management structure, Teleflex Incorporated (the “Company”) has decided to eliminate the position of President, Teleflex Aerospace, Commercial and Medical OEM. As a result, on April 22, 2011, the Company notified John B. Suddarth that his position had been eliminated, effective as of such date. In connection with his termination of employment, Mr. Suddarth is entitled to receive severance compensation in accordance with the terms of his Senior Executive Officer Severance Agreement with the Company, which has been previously filed.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Company held its annual meeting of stockholders on April 26, 2011. At the meeting, the Company’s stockholders voted on:
•	the election of four directors of the Company to serve for a term of three years or until their successors have been elected and qualified;
•	approval of the Teleflex Incorporated 2011 Executive Incentive Plan;
•	an advisory vote regarding the compensation of the Company’s named executive officers;
•	an advisory vote on whether the advisory vote on the compensation of the Company’s named executive officers should be held every one, two or three years; and
•	the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year.
The final voting results with respect to each proposal are set forth below.
1.	Election of Directors

Name	For	Withheld	Broker Non-Votes
George Babich, Jr.	30,698,492	1,029,524	3,344,886
William R. Cook	30,319,492	1,408,524	3,344,886
Stephen K. Klasko	30,970,650	757,366	3,344,886
Benson F. Smith	30,200,459	1,527,557	3,344,886
2.	2011 Executive Incentive Plan

For	Against	Abstain	Broker Non-Votes
29,574,951	1,651,470	501,586	3,344,895
3.	Advisory Vote on Compensation of Named Executive Officers

For	Against	Abstain	Broker Non-Votes
23,624,318	7,542,800	580,890	3,344,893
4.	Advisory Vote on Frequency of Advisory Vote on Compensation of Named Executive Officers

Every One Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
25,054,068	3,922,615	2,232,698	515,318	3,348,203
5.	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
34,265,298	732,141	74,925	537

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEFLEX INCORPORATED
Date: April 28, 2011	By:	/s/ Laurence G. Miller
		Name:	Laurence G. Miller
		Title:	Executive Vice President, General Counsel and Secretary